UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2005

AVIGEN, INC.
 (Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California  94502
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (510) 748-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 15, 2005, the Board of Directors of Avigen, Inc., a Delaware corporation (“Avigen”), upon the recommendation of the Compensation Committee of the Board of Directors, approved an amendment and restatement of Avigen’s Management Transition Plan. The Management Transition Plan is intended to attract and retain key executive talent for Avigen. An employee of Avigen becomes a participant in the Management Transition Plan only if Avigen delivers to that employee a Management Transition Plan Eligibility Notice, in which case the employee becomes a “Participant” in the Management Transition Plan.

          A Participant in the Management Transition Plan will receive, if the Participant’s employment with Avigen terminates due to an “involuntary termination” or a “constructive termination,” as those terms are defined in the Management Transition Plan, in either case within two (2) months prior to or eighteen (18) months following a “change in control” (defined in the Management Transition Plan), the following benefits:

          (a) salary continuation for the number of months designated in the Management Transition Plan Eligibility Notice given to the Participant;

          (b) accelerated stock option vesting and extended exercisability as provided in the Management Transition Plan Eligibility Notice given to the Participant; and

          (c) Avigen will pay the COBRA premiums for the Participant for the number of months designated in the Management Transition Plan Eligibility Notice given to the Participant, or until such earlier date as the Participant shall secure subsequent employment that shall provide the Participant with substantially similar health benefits.

Under the Management Transition Plan prior to being amended, Participants received salary continuation and extended COBRA payments, but no accelerated vesting of or extended exercisability of stock options.

In addition to amending the Management Transition Plan, the Board redesignated the Participant’s in the Management Transition Plan as well as their levels of participation.  The current executive officers of Avigen who are Participants in the Management Transition Plan, and terms of their participation, are:

Name	Position	Salary Continuation	Option Acceleration	Option Extended Exercisability	COBRA Payments

Philip J. Whitcome, Ph.D.	Chairman of the Board	6 months	Full	2 years	6 months

Kenneth G. Chahine, J.D., Ph.D.	President, Chief Executive Officer	18 months	Full	2 years	18 months

Thomas J. Paulson	Vice President, Finance, Chief Financial Officer and Secretary	12 months	Full	2 years	12 months

Glenn Pierce, Ph.D., M.D.	Vice President, Research and Clinical Development	12 months	Full	2 years	12 months

Dawn McGuire, M.D.	Chief Medical Officer	12 months	Full	2 years	12 months

Michael D. Coffee	Chief Business Officer	12 months	Full	2 years	12 months

Kirk Johnson, Ph.D.	Vice President, Preclinical Research	12 months	Full	2 years	12 months

M. Christina Thomson, J.D.	Vice President, Corporate Counsel	12 months	Full	2 years	12 months

In addition, three additional employees of Avigen participate in the Management Transition Plan.

The above description of the Management Transition Plan is qualified by reference to the Management Transition Plan, as amended, which is filed as Exhibit 10.36 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.36	Management Transition Plan

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIGEN, INC.

Dated: March 15, 2005	By:	/s/ THOMAS J. PAULSON

Thomas J. Paulson Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.36	Management Transition Plan